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                           1st SOURCE MONOGRAM FUNDS
                                 (the "Funds")

                     Supplement Dated May 17, 2001 to the
                        Prospectus dated August 1, 2000

The following information supplements the disclosure in the Prospectus under the heading "Fund Management - The Investment Adviser":

As of May 12, 2001, 1/st/ Source Corporation Investment Advisers, Inc. (the "Advisory Subsidiary"), a wholly-owned subsidiary of 1/st/ Source Corporation, replaced 1/st/ Source Bank as the investment adviser to the Funds. On that date, the Advisory Subsidiary assumed all of 1/st/ Source Bank's duties and responsibilities for providing investment advisory services to the Funds under the Funds' Investment Advisory Agreement. The Board of Trustees of the Funds had previously approved this transaction. The Portfolio Managers for the Funds have not changed. This change in the investment advisory arrangements for the Funds was done in order to comply with recent federal banking and securities law changes with respect to banks that serve as investment advisers to mutual funds. The Advisory Subsidiary and 1/st/ Source Bank are both subsidiaries of 1/st/ Source Corporation.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE